Exhibit 10.23

FIFTH AMENDMENT TO

THE ALLIANCE DATA SYSTEMS 401 (k) AND RETIREMENT SAVINGS PLAN

(amended and restated as of January 1, 2004)

ADS Alliance Data Systems, Inc. hereby adopts this Amendment No. 5 to the Alliance Data Systems 401 (k) and Retirement Savings Plan, amended and restated as of January 1, 2004 (the “Plan”), effective as provided below.

1.	Appendix A of the Plan shall be amended by adding the following new language at the end thereof:

Employing Company	Years of Eligibility	Years of Vesting

Big Designs, Inc. (“Big”)	Date of hire by Big, but only if employed by the Company as of August 15, 2006.	Date of hire by Big, but only if employed by the Company as of August 15, 2006.

CPC Associates, Inc. (“CPC”)	Date of hire by CPC, but only if employed by the Company as of October 1, 2006.	Date of hire by CPC, but only if employed by the Company as of October 1, 2006.

IN WITNESS WHEREOF, this amendment has been executed on this 31st day of October, 2006, but effective as provided above.

ADS ALLIANCE DATA SYSTEMS, INC

By:	/s/ Transient C. Taylor